EXHIBIT 99.1

KEYSTONE LABS INC.

Financial Statements

July 31, 2017

1

KEYSTONE LABS INC. Index to Financial Statements Year Ended July 31, 2017

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Collins Barrow Edmonton LLP 2500 Bell Tower 10104 – 103 Avenue NW Edmonton, Alberta T5J 0H8 Canada T. 780.428.1522 F. 780.425.8189 www.collinsbarrow.com

INDEPENDENT AUDITORS' REPORT

To the Shareholders of Keystone Labs Inc.

We have audited the accompanying financial statements of Keystone Labs Inc., which comprise the balance sheet as at July 31, 2017 and the statements of operations, deficit and cash flows for the year then ended, and a summary of significant accounting policies and other explanatory information.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with Canadian accounting standards for private enterprises, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements present fairly, in all material respects, the financial position of Keystone Labs Inc. as at July 31, 2017 and the results of its operations and its cash flows for the year then ended in accordance with Canadian accounting standards for private enterprises.

Emphasis of Matter

As more fully described in Note 2 to the financial statements, the Company’s policy is to prepare its financial statements on the basis of Canadian Accounting Standards for Private Enterprises which differ from accounting principles generally accepted in the United States of America. Our opinion is not modified with respect to that matter. Information relating to the nature and effect of such differences is presented in note 16 to the financial statements.

(continues)
This office is independently owned and operated by Collins Barrow Edmonton LLP. The Collins Barrow trademarks are owned by Collins Barrow National Cooperative Incorporated and are used under license.

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Independent Auditors' Report to the Shareholders of Keystone Labs Inc. (continued)

Comparative Information

Without modifying our opinion, we draw attention to Note 2 to the financial statements which describes that Keystone Labs Inc. adopted Canadian accounting standards for private enterprises on August 1, 2016 with a transition date of August 1, 2015. These standards were applied retrospectively by management to the comparative information in these financial statements, including the balance sheets as at July 31, 2016 and August 1, 2015 and the statements of operations, deficit and cash flows for the year ended July 31, 2016 and related disclosures. We were not engaged to report on the restated comparative information, and as such, it is unaudited.

Edmonton, Alberta June 18, 2018	Chartered Professional Accountants

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KEYSTONE LABS INC. Balance Sheet July 31, 2017

	July 31	July 31	August 1
	2017	2016	2015
		(Unaudited)	(Unaudited)
ASSETS
CURRENT
Cash (Note 4)	$6,948	$31,047	$-
Accounts receivable	98,971	50,238	31,059
Prepaid expenses	1,307	1,307	-
	107,226	82,592	31,059
EQUIPMENT (Note 5)	60,397	67,873	37,535
INTANGIBLE ASSETS (Note 6)	8,337	-	-
FUTURE INCOME TAXES (Note 8)	35,607	46,168	56,219
	$211,567	$196,633	$124,813

See notes to financial statements

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KEYSTONE LABS INC. Balance Sheet July 31, 2017

		(Unaudited)	(Unaudited)
	July 31 2017	July 31 2016	August 1 2015

LIABILITIES AND SHAREHOLDERS' DEFICIENCY
CURRENT
Bank indebtedness (Note 4)	$-	$-	$36,477
Accounts payable and accrued liabilities (Note 9)	48,691	48,070	59,994
Preferred shares (Note 10)	250,000	250,000	250,000
Current portion of obligations under capital lease (Note 11)	12,476	10,748	11,866
	311,167	308,818	358,337
OBLIGATIONS UNDER CAPITAL LEASE (Note 11)	14,489	26,965	-
DUE TO SHAREHOLDERS (Note 12)	198,150	195,325	166,810
	523,806	531,108	525,147
SHAREHOLDERS' DEFICIENCY
Share capital (Note 13)	200	200	200
Deficit	(312,439)	(334,675)	(400,534)
	(312,239)	(334,475)	(400,334)
	$211,567	$196,633	$124,813

COMMITMENT (Note 15)

SUBSEQUENT EVENT (Note 17)

APPROVED ON BEHALF OF THE BOARD

________________________________________Director

________________________________________Director

See notes to financial statements

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KEYSTONE LABS INC. Statements of Operations Year Ended July 31, 2017

	2017	2016
		(Unaudited)
REVENUES
Testing and validation services	$488,021	$330,728
Grant income	89,250	13,667
	577,271	344,395
EXPENSES
Salaries and wages	259,752	104,223
Supplies	121,536	62,987
Rental	42,000	3,500
Office	22,997	11,617
Advertising and promotion	21,427	6,443
Repairs and maintenance	11,953	6,670
Amortization of equipment	10,275	18,505
Professional fees	10,226	10,000
Insurance	8,102	7,503
Travel	7,662	10,644
Delivery, freight and express	7,433	6,596
Consulting fees	6,501	28
Interest on long term debt	4,938	393
Interest and bank charges	2,917	13,983
Legal fees	1,895	373
Employee benefits	1,783	2,067
Professional development	1,755	2,248
Meals and entertainment	883	705
Amortization of intangible assets	439	-
	544,474	268,485
INCOME BEFORE INCOME TAXES	32,797	75,910
FUTURE INCOME TAXES (Note 8)	10,561	10,051
NET INCOME	$22,236	$65,859

See notes to financial statements

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KEYSTONE LABS INC. Statement of Deficit Year Ended July 31, 2017

	2017	2016
		(Unaudited)

BALANCE - BEGINNING OF YEAR	$(334,675)	$(400,534)
NET INCOME	22,236	65,859
BALANCE - END OF YEAR	$(312,439)	$(334,675)

See notes to financial statements

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KEYSTONE LABS INC. Statement of Cash Flows Year Ended July 31, 2017

	2017	2016
		(Unaudited)
CASH PROVIDED BY (USED IN):

OPERATING ACTIVITIES
Net income	$22,236	$65,859
Items not affecting cash:
Amortization of equipment	10,275	18,505
Amortization of intangible assets	439	-
Future income taxes	10,561	10,051
	43,511	94,415
Changes in non-cash working capital:
Accounts receivable	(48,733)	(19,179)
Accounts payable and accrued liabilities	620	(11,924)
Prepaid expenses	-	(1,307)
	(48,113)	(32,410)
	(4,602)	62,005
INVESTING ACTIVITIES
Purchase of equipment	(2,798)	(7,130)
Purchase of intangible assets	(8,776)	-
	(11,574)	(7,130)
FINANCING ACTIVITIES
Repayments to shareholders	(6,800)	(5,025)
Advances from shareholders	9,625	33,540
Repayment of obligations under capital lease	(10,748)	(15,866)
	(7,923)	12,649
INCREASE (DECREASE) IN CASH	(24,099)	67,524
Cash (deficiency) - beginning of year	31,047	(36,477)
CASH - END OF YEAR	$6,948	$31,047

See notes to financial statements

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KEYSTONE LABS INC. Notes to Financial Statements Year Ended July 31, 2017

1.	DESCRIPTION OF BUSINESS

Keystone Labs Inc. (the "Company") is incorporated provincially under the Business Corporations Act of Alberta. The Company's principal business activity is providing analytical testing services supporting pharmaceutical, medical device, biotechnology, nutraceutical, and medical cannabis industries.

2.	FIRST TIME ADOPTION OF ACCOUNTING STANDARDS FOR PRIVATE ENTERPRISES

During the year the Company adopted Canadian accounting standards for private enterprises (ASPE). These financial statements are the first annual financial statements prepared in accordance with these standards. The accounting policies set out in note 3 have been applied in preparing these financial statements for the years ended July 31, 2017, July 31, 2016 and August 1, 2015. ASPE also provides for certain optional exemptions and mandatory exceptions form the full retrospective application of ASPE for first time adoptions. No exemptions have been applied by the company. The adoption of ASPE had no impact on the opening balance sheet as at August 1, 2015.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements were prepared in accordance with Canadian accounting standards for private enterprises. Significant accounting policies observed in the preparation of the financial statements are summarized below.

(a) Functional Currency

The functional currency of the Company is the Canadian dollar. The financial statements are presented in Canadian dollars which is the Company’s presentation currency.

(b) Cash and cash equivalents

Cash and cash equivalents is composed of bank balances and bank overdrafts where the bank balance fluctuates frequently from being positive to overdrawn.

(c) Equipment

Equipment is stated at cost or deemed cost less accumulated amortization. Equipment is amortized over its estimated useful life at the following rates and methods:

Laboratory equipment	10 years	straight-line method
Office equipment	10 years	straight-line method
Computer equipment	1 year	straight-line method
Computer software	1 year	straight-line method

The Company regularly reviews its equipment to eliminate obsolete items.

Equipment acquired during the year but not placed into use are not amortized until they are placed into use.

(continues)

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KEYSTONE LABS INC. Statement of Deficit Year Ended July 31, 2017

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Intangible assets

The patent is being amortized on a straight-line basis over its estimated useful life of ten years.

(e) Impairment of Long Lived Assets

The Company tests for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Recoverability is assessed by comparing the carrying amount to the projected future net cash flows the long-lived assets are expected to generate through their direct use and eventual disposition. When a test for impairment indicates that the carrying amount of an asset is not recoverable, an impairment loss is recognized to the extent the carrying value exceeds its fair value.

(f) Future income taxes

Income taxes are reported using the future income taxes method, as follows: current income tax expense is the estimated income taxes payable for the current year after any refunds or the use of losses incurred in previous years, and future income taxes reflect:

•	the temporary differences between the carrying amounts of assets and liabilities for accounting purposes and the amounts used for tax purposes;

•	the benefit of unutilized tax losses that will more likely than not be realized and carried forward to future years to reduce income taxes.

Future income taxes are estimated using the rates enacted by tax law and those substantively enacted for the years in which future income tax assets are likely to be realized, or future income tax liabilities settled. The effect of a change in tax rates on future income tax assets and liabilities is included in earnings in the period when the change is substantively enacted.

(g) Sales revenue recognition

a)	Revenue from services is recognized when the contracted service has been substantially completed.

b)	Revenue from grants is deferred and amortized to income as the related expense is incurred.

(h) Financial instruments

Measurement of Financial Instruments

Financial instruments are financial assets or liabilities of the Company where, in general, the Company has the right to receive cash or another financial asset from another party or the Company has the obligation to pay another party cash or other financial assets.

(continues)

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KEYSTONE LABS INC. Statement of Deficit Year Ended July 31, 2017

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(g) Financial instruments (continued)

Measurement of Financial Instruments (continued)

The Company initially measures its financial assets and liabilities at fair value, except for certain non- arm’s length transactions that are measured at the exchange amount.

The Company subsequently measures all its financial assets and financial liabilities at amortized cost, except for investments in equity instruments that are quoted in an active market, which are measured at fair value. Changes in fair value are recognized in the statement of operations.

Financial assets measured at amortized cost include cash and accounts receivable.

Financial liabilities measured at amortized cost include accounts payable and accrued liabilities, and due to shareholders.

Impairment

Financial assets measured at cost or amortized cost are tested for impairment, at the end of each year, to determine whether there are indicators that the asset may be impaired. The amount of the write-down, if any, is recognized in the statement of operations. The previously recognized impairment loss may be reversed to the extent of the improvement, directly or by adjusting the allowance account. The reversal may be recorded provided it is no greater than the amount that had been previously reported as a reduction in the asset and it does not exceed original cost. The amount of the reversal is recognized in the statement of operations.

(i) Use of Estimates

The preparation of these financial statements in conformity with Canadian accounting standards for private enterprises requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Significant estimates included in the financial statements are valuation of accounts receivable, useful lives of equipment and intangible assets and valuation of future income taxes. Actual results could differ from these estimates.

4.	BANK INDEBTEDNESS

The Company has available a line of credit of $40,000 bearing interest at prime plus 3.25%, secured by a general security agreement and is due on demand. No amount has been drawn on the line of credit as at July 31, 2017 and 2016.

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KEYSTONE LABS INC. Statement of Deficit Year Ended July 31, 2017

5.	EQUIPMENT

			2017	2016
	Cost	Accumulated amortization	Net book value	Net book value
Laboratory equipment	$276,772	$223,628	$53,144	$60,331
Office equipment	8,703	1,749	6,954	7,542
Computer software	4,417	4,118	299	-
Computer equipment	18,765	18,765	-	-
	$308,657	$248,260	$60,397	$67,873

Above noted equipment consists office and laboratory equipment under capital lease with a cost of $34,667 (2016 - 34,667) and accumulated amortization of $1,733 (2016 - $Nil).

6.	INTANGIBLE ASSETS

			2017	2016
	Cost	Accumulated Amortization	Net book value	Net book value
Patent	$8,776	$439	$8,337	$-

7.	INCOME TAXES

The income tax provision recorded differs from the income tax obtained by applying the statutory income tax rate of 12.50% (2016 - 13.50%) to the income for the year and is reconciled as follows:

	2017	2016

Income before income taxes	$32,797	$75,910

Income tax expense at the combined basic federal and provincial tax rate:	$4,100	$10,248
Increase (decrease) resulting from:
Deductible expenses	(598)	-
Capital cost allowance claimed in excess of amortization	1,554	185
Non-deductible expenses	55	608
Non-capital loss carried forward	5,450	(990)
Effective tax expense	$10,561	$10,051

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KEYSTONE LABS INC. Statement of Deficit Year Ended July 31, 2017

8.	FUTURE INCOME TAXES

Future income taxes reflect the net tax effect of temporary differences between the carrying amounts and liabilities for financial reporting purposes and the amounts used for income tax purpose. Significant components of the Company's future tax assets are as follows:

	2017	2016

Furture Income tax assets:
Non-capital loss carry-forward	$18,968	$28,568
Excess of tax basis over accounting basis	16,639	17,600
Net future income tax assets	$35,607	$46,168

9.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	2017	2016

Accounts payable	$38,657	$33,542
Goods and Services Tax payable	4,597	1,086
Source deductions payable	5,437	13,442
	$48,691	$48,070

10.	PREFERRED SHARES

	2017	2016

2500 Class D (Series I) Preferred shares redeemable for $100 per share at the option of the shareholder (total redemption amount $250,000), redeemed on May 2, 2018.	$250,000	$250,000

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KEYSTONE LABS INC. Statement of Deficit Year Ended July 31, 2017

11.	OBLIGATIONS UNDER CAPITAL LEASE

	2017	2016

Finance lease with monthly principal and interest payments of $1,307, 15% interest per annum, matures on July 31, 2019 - secured by the leased equipment with a carrying value of $32,934.	$26,965	$37,713

Amounts payable within one year	(12,476)	(10,748)

	$14,489	$26,965

Future minimum capital lease payments are approximately:
2018	$15,686
2019	15,686
Total minimum lease payments	31,372
Less: amount representing interest at various rates	4,407
Present value of minimum lease payments	26,965
Less: current portion	12,476
	$14,489

12.	DUE TO SHAREHOLDERS

The amounts due to shareholders of $198,150 (2016 - $195,325) are unsecured, non-interest bearing and have no set repayment terms. The shareholders have waived their rights to demand repayment within the next 12 months. Accordingly, the advances from shareholders have been classified as a long term liability.

13.	SHARE CAPITAL

Authorized: Unlimited Class A common voting shares Unlimited Class B common non-voting shares Unlimited Class C common non-voting shares Unlimited Class D preferred non-voting shares

	2017	2016

Issued:

100 Class A common shares	$100	$100
100 Class B common shares	100	100
	$200	$200

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KEYSTONE LABS INC. Statement of Deficit Year Ended July 31, 2017

14.	FINANCIAL INSTRUMENTS

The Company is exposed to various risks through its financial instruments and has a comprehensive risk management framework to monitor, evaluate and manage these risks. The following analysis provides information about the Company's risk exposure and concentration as of July 31, 2017.

Credit risk

Credit risk arises from the potential that a counter party will fail to perform its obligations. The Company is exposed to credit risk from customers. In order to reduce its credit risk, the Company reviews a new customer's credit history before extending credit and conducts regular reviews of its existing customers' credit performance. An allowance for doubtful accounts is established based upon factors surrounding the credit risk of specific accounts, historical trends and other information. The Company has a significant number of customers which minimizes concentration of credit risk. The maximum credit exposure of the Company is represented by the fair value of the accounts receivable presented in the balance sheet.

Liquidity risk

Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities. The Company is exposed to this risk mainly in respect of obligations under capital leases, accounts payable and accrued liabilities. As at July 31, 2017 the Company had a working capital deficit of $203,941 (2016 - $226,226).

Interest rate risk

Interest rate risk is the risk that the value of a financial instrument might be adversely affected by a change in the interest rates. In seeking to minimize the risks from interest rate fluctuations, the Company manages exposure through its normal operating and financing activities. The Company is exposed to interest rate risk primarily through its floating interest rate on bank indebtedness of prime plus 3.25%.

15.	COMMITMENT

As at July 31, 2017, anticipated payments, including operating costs, for the remaining 5 years of the lease terms for the Company's office space are as follows:

2018	$42,000
2019	42,000
2020	42,000
2021	42,000
2022	42,000
$210,000

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KEYSTONE LABS INC. Statement of Deficit Year Ended July 31, 2017

16.	CANADIAN ACCOUNTING STANDARDS FOR PRIVATE ENTERPRISES AND US GAAP RECONCILIATION

The financial statements of the Company have been prepared in accordance with Canadian Accounting Standards for Private Enterprises. The material differences between the accounting policies used by the Company under Canadian Accounting Standards for Private Enterprises and US GAAP are disclosed below.

a) Income Taxes

Under US GAAP, the Company recognizes a tax benefit if it is more likely than not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by taxing authorities based on the merits of the position. The tax benefit recognized in the financial statements is measured based on the largest amount of benefit that is greater than 50 per cent likely of being realized upon settlement. The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit. An unrecognized tax benefit is disclosed as a long-term asset unless the Corporation anticipates a payment or receipt within one year in respect of the position. As a result of implementing these provisions there was no material impact on the Company’s financial statements.

Under US GAAP the Company is required to calculate and record corporate income taxes based on enacted corporate income tax rates. Under the Canadian Accounting Standards for Private Enterprises, the Company had calculated and recognized corporate income taxes using substantively enacted corporate income tax rates. For the company, enacted and substantively enacted corporate tax rates are the same; as a result no differences to calculated and recognized corporate income taxes arise.

b) Preferred Shares

Under US GAAP, if a financial instrument will be redeemed only upon the occurrence of a conditional event, redemption of that instrument is conditional and, therefore, the instrument does not meet the definition of mandatorily redeemable financial instrument. However, that financial instrument would be assessed at each reporting period to determine whether circumstances have changed such that the instrument now meets the definition of a mandatorily redeemable instrument (that is, the event is no longer conditional). If the event has occurred, the condition is resolved, or the event has become certain to occur, the financial instrument is reclassified as a liability. Under ASPE, these financial instruments must be recorded as a liability unless they were derived from a tax planning arrangement. Therefore, the preferred shares reported as a liability under ASPE would need to be reclassified as equity under US GAAP.

17.	SUBSEQUENT EVENT

The following event occurred subsequent to the fiscal year end:

On May 2, 2018, the Company's shareholders unanimously agreed to sell 50% of the class A and B common shares of the company to a publicly traded US corporation for consideration of $460,000 in cash and a share exchange with the purchasing company valued at $2,070,000. The buyer has also agreed to provide up to $1,000,000 in financing to the Company in the form of a revolving line of credit.

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